UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2025

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
3.500% Notes due 2032	FDX 32	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange
4.125% Notes due 2037	FDX 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

FY26 AIC Plan

Due to the economic and business uncertainty present at the beginning of fiscal 2026, FedEx Corporation (“FedEx”) previously deferred establishing an annual cash incentive compensation plan for fiscal 2026. On September 29, 2025, the Board of Directors of FedEx (the “Board”), upon the recommendation of its Compensation and Human Resources Committee (the “Compensation & HR Committee”), approved an annual cash incentive compensation plan for FedEx’s executive officers (other than the executive Chairman) and Chief Accounting Officer (the “fiscal 2026 AIC Plan”). The independent members of the Board approved the fiscal 2026 AIC Plan with respect to the participating management directors.

In order to continue motivating management to improve FedEx’s overall financial performance while maximizing service levels, the fiscal 2026 AIC Plan includes three performance metrics: (1) adjusted consolidated operating income, weighted at 50% of the total payout opportunity; (2) incremental structural cost reduction benefits from DRIVE and Network 2.0, weighted at 25% of the total payout opportunity; and (3) on-time service performance, weighted at 25% of the total payout opportunity.

The threshold, target, and maximum objectives under the adjusted consolidated operating income component of the fiscal 2026 AIC Plan are specified levels of fiscal 2026 adjusted consolidated operating income. Actual adjusted consolidated operating income performance that exceeds the target objective under the fiscal 2026 AIC Plan will result in an above-target payout opportunity for that metric, up to the maximum payout amount of 150% of the target amount for that metric. The threshold and target objectives under the structural cost reduction and on-time service performance components of the fiscal 2026 AIC Plan are specified levels of fiscal 2026 incremental structural cost reduction benefits from DRIVE and Network 2.0 and on-time service performance, respectively. Actual incremental structural cost reduction benefits or on-time service performance that meets or exceeds the target objective under the respective component of the fiscal 2026 AIC Plan will result in the maximum payout amount of 100% of the target amount for the metric.

The aggregate maximum payout opportunity under the fiscal 2026 AIC Plan for each participating executive officer is 125% of the target amount. The target payouts for FedEx’s named executive officers eligible to receive payouts under the fiscal 2026 AIC Plan, as a percentage of their respective base salary actually paid during fiscal 2026, are as follows:

Name	Target Payout (as a percentage of base salary)
Rajesh Subramaniam President and Chief Executive Officer	200%

John W. Dietrich Executive Vice President and Chief Financial Officer	120%

John A. Smith Chief Operating Officer – United States and Canada Federal Express Corporation	120%

Brie A. Carere Executive Vice President – Chief Customer Officer	120%

Performance Stock Unit Awards

On September 28, 2025, the Compensation & HR Committee approved the one-time grant of performance stock units (“PSUs”) to FedEx’s executive officers other than the executive Chairman to be settled in shares of FedEx common stock. On September 29, 2025, the independent members of the Board approved the PSU grants to the management directors that received the awards. The PSUs will conditionally vest on December 31, 2028 subject to the achievement of the performance metric discussed below and accrue dividend equivalent rights that are reinvested in additional PSUs. If the PSU recipient’s service as an employee of FedEx terminates prior to the end of fiscal 2028 for any reason, all PSUs will be immediately forfeited and cancelled. The payout for the PSUs will be determined based on the number of basis points by which fiscal 2028 adjusted consolidated operating margin (excluding the FedEx Freight segment, if applicable) exceeds fiscal 2025 adjusted consolidated operating margin (excluding the FedEx Freight segment), as follows:

Payout	Adjusted Consolidated Operating Margin Improvement
0%	Less than 100 basis points
25% (Threshold Payout)	100 basis points
50%	200 basis points
100% (Target Payout)	300 basis points
150% (Maximum Payout)	Greater than or equal to 400 basis points

The target value of the PSUs awarded to FedEx’s named executive officers that received PSU awards are as follows:

Name	Target Value ($)
Rajesh Subramaniam President and Chief Executive Officer	2,787,500

John W. Dietrich Executive Vice President and Chief Financial Officer	825,000

John A. Smith Chief Operating Officer – United States and Canada Federal Express Corporation	825,000

Brie A. Carere Executive Vice President – Chief Customer Officer	825,000

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Form of Performance Stock Unit Agreement, which will be filed as an exhibit to FedEx’s second quarter fiscal 2026 Quarterly Report on Form 10-Q.

Amendment to 2019 Stock Incentive Plan

At the annual meeting of FedEx stockholders held on September 29, 2025, FedEx’s stockholders, upon the recommendation of the Board, approved an amendment to the FedEx Corporation 2019 Omnibus Stock Incentive Plan (as amended, the “Stock Incentive Plan”) to authorize an additional 2,100,000 shares for issuance under the Stock Incentive Plan, 2,000,000 of which may be issuable as full-value awards.

A summary of the Stock Incentive Plan was included as part of Proposal 4 in FedEx’s definitive proxy statement filed with the Securities and Exchange Commission on August 18, 2025. The summary of the Stock Incentive Plan contained in the proxy statement is qualified by and subject to the full text of the Stock Incentive Plan, which was included as Appendix D to the proxy statement and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	FedEx’s annual meeting of stockholders was held on September 29, 2025.

(b)	The stockholders took the following actions at the annual meeting:

Proposal 1: The stockholders elected thirteen directors, each of whom will hold office until the annual meeting of stockholders to be held in 2026 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Silvia Davila	181,222,750	4,501,889	370,389	20,916,564
Marvin R. Ellison	182,331,545	3,536,310	227,173	20,916,564
Stephen E. Gorman	182,100,702	3,716,418	277,908	20,916,564
Susan Patricia Griffith	181,975,734	3,886,154	233,140	20,916,564

Amy B. Lane	185,078,041	744,419	272,568	20,916,564
R. Brad Martin	181,205,995	4,664,284	224,749	20,916,564
Nancy A. Norton	185,262,273	563,238	269,517	20,916,564
Frederick P. Perpall	184,193,945	1,519,565	381,518	20,916,564
Joshua Cooper Ramo	180,304,496	5,552,455	238,077	20,916,564
Susan C. Schwab	178,628,477	7,241,826	224,725	20,916,564
Richard W. Smith	166,878,949	18,994,352	221,727	20,916,564
Rajesh Subramaniam	183,612,415	2,245,880	236,733	20,916,564
Paul S. Walsh	175,362,349	10,502,325	230,354	20,916,564

Proposal 2: The compensation of FedEx’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	117,787,536 votes for (63.3% of the voted shares)

•	67,893,921 votes against (36.5% of the voted shares)

•	413,571 abstentions (0.2% of the voted shares)

•	20,916,564 broker non-votes

Proposal 3: The Audit and Finance Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2026 was ratified by stockholders. The tabulation of votes on this matter was as follows:

•	198,261,865 votes for (95.8% of the voted shares)

•	8,503,970 votes against (4.1% of the voted shares)

•	245,757 abstentions (0.1% of the voted shares)

•	There were no broker non-votes for this item.

Proposal 4: An amendment to the Stock Incentive Plan to authorize an additional 2,100,000 shares for issuance under the Stock Incentive Plan, 2,000,000 of which may be issuable as full-value awards, was approved by stockholders. The tabulation of votes on this matter was as follows:

•	173,191,962 votes for (93.1% of the voted shares)

•	12,555,257 votes against (6.7% of the voted shares)

•	347,809 abstentions (0.2% of the voted shares)

•	20,916,564 broker non-votes

Proposal 5: A stockholder proposal regarding an independent board chairman was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	79,007,130 votes for (42.5% of the voted shares)

•	106,684,739 votes against (57.3% of the voted shares)

•	403,159 abstentions (0.2% of the voted shares)

•	20,916,564 broker non-votes

SECTION 8. OTHER EVENTS.

Item 8.01.	Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx’s updated compensation arrangements with outside directors.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Compensation Arrangements with Outside Directors.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: October 2, 2025	By:	/s/ Gina F. Adams
Gina F. Adams
Executive Vice President, General Counsel and Secretary